SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:
[ ] Preliminary Information Statement
[ ] Confidential, for Use of the Securities and Exchange Commission Only (as permitted by Rule 14c-5(d)(2))
[X] Definitive Information Statement

VECTORIA INC.

(Name of Registrant As Specified In Its Charter)

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[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

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[ ] Fee paid previously with preliminary materials.
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  Date Filed: Not Applicable

DEFINITIVE INFORMATION STATEMENT
VECTORIA INC.
14, Place du commerce
Bureau 350
Montréal, QC, H3E 1T5

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

VECTORIA INC.
a Nevada corporation
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Notice is hereby given of the time and place of an Annual Meeting of the Shareholders of VECTORIA INC. (the "Corporation"). Such meeting to be held at 2160 de la Montagne, suite 730, Montréal, in the Province of Québec, on Monday, September 23rd, 2002 at the hour of 9:30 o'clock in the Morning, Eastern Standard Time, for the following purposes:

  To receive the Report of the Board of Directors (the "Board");

  To receive the consolidated financial statements for the Corporation for the fiscal year ended December 31, 2001, and report of the Auditors thereon;

  To approve the appointment of Amisano Hanson, Chartered Accountants, as the Corporation's independent auditors for fiscal year 2002;

  To determine the number of Members of the Board and to elect it Members for the ensuing year;

  To authorize the Board to file, if it elects to do so, with the Nevada Secretary of State an amendment to the Corporation's Articles of Incorporation for a reverse split of all of the Corporation's issued and outstanding shares of common stock at the ratio of up to 6 shares into 1 share, with the specific ratio to be determined by the Board;

  To approve the Corporation's 2002 Directors and Employee Stock Option and Stock Award Plan for up to 2,000,000 shares at an exercise price of $0.75 per share, which shall not be effected by a reverse split of the Corporation's outstanding shares; and

  To transact such other business as may properly come before the Meeting or adjournments thereof.

Only shareholders of Record as of the close of business on the 10th day of July, 2002 will be entitled to vote at this Meeting.

The Corporation is not soliciting Proxies in connection with this Meeting. However, you have the option of submitting a Proxy instead of attending the Meeting. If you elect to use a proxy and require a sample form of Proxy, please contact the Corporation by telephone or e-mail and a sample will be provided to you for your convenience. You may use the designated proxy holder on the Proxy provided at your request or you may insert another person that you so desire to attend and vote in your stead.

DATED AND MAILED at Montréal, Québec this 10th day of September, 2002.

BY ORDER OF THE BOARD OF DIRECTORS OF
VECTORIA INC.

/s/ Serge Doyon
Serge Doyon - President

INFORMATION STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 23rd, 2002

This Information Statement is being first mailed on September 10th, 2002, to the shareholders of Vectoria Inc., a Nevada corporation (the "Corporation"), by the Board of Directors for use at the Annual Meeting of Shareholders (the "Meeting") to be held at 9:30 a.m., Eastern Standard Time on September 23rd, 2002, at 2160 de la Montagne, suite 730, Montréal, in the Province of Québec, or at such other times and places to which the Meeting may be adjourned (the "Meeting Date").

The purpose of the Meeting is to consider and act upon (i) the Report of the Board of Directors of the Corporation; (ii) to receive the consolidated financial statements of the Corporation for the year ended December 31, 2001, and the report of the Auditors thereon; (iii) to approve the appointment of Amisano Hanson, Chartered Accountants, as the Corporation's independent auditors for fiscal year 2002 and authorize the Board of Directors to set their remuneration; (iv) to determine the number of members of the Board of Directors and to elect its members for the ensuing year; (v) authorize the Board to file, if it elects to do so, with the Nevada Secretary of State an amendment to the Corporation's Articles of Incorporation for a reverse split of all of the Corporation's issued and outstanding shares of common stock at the ratio of up to 6 shares into 1 share, with the specific ratio to be determined by the Board; (vi) to approve the Corporation's 2002 Directors and Employees Stock Option and Stock Award Plan; and (vii) to transact such other business as may properly come before the Meeting or adjournments thereof.

Amisano Hanson has served as the Corporation's independent principal accountants for the fiscal year ended December 31, 2001. It is not anticipated that representatives of Amisano Hanson will be present at the Meeting.

RECORD DATE

The record date for determining the shareholders entitled to vote at the Meeting was the close of business on July 10th, 2002 (the "Record Date"), at which time the Corporation had issued and outstanding 36,204,273 shares of Common stock, no par value The shares of Common Stock constitute the only outstanding voting securities of the Corporation entitled to be voted at the Meeting.

NO DISSENTERS' RIGHT OF APPRAISAL

The Corporation's shareholders do not have dissenter's rights of appraisal in connection with any of the matters to be voted on by the shareholders at the annual meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of July 10th, 2002, with respect to the beneficial ownership of Vectoria Inc. common stock and by each person known by Vectoria Inc. to be the beneficial owner of more than 5% of the outstanding common stock, by each of Vectoria INC.'s officers and directors, and by the officers and directors of Vectoria Inc. as a group. Information is also provided regarding beneficial ownership of common stock if all outstanding options, warrants, rights and conversion privileges (to which the applicable officers and directors have the right to exercise in the next 60 days) are exercised and additional shares of common stock are issued.
BENFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNER	PERCENTAGE OF TOTAL

DACHA CAPITAL INC 1801, avenue Mc Gill College suite 1260 Montréal, Québec, H3A 2N4	1,832,500 common shares(1)	5.06%

FILTON INTERNATIONAL LTD 50 SHIRLEY STREET PO BOX CB-13937 NASSAU, BAHAMAS	9,500,000 common shares(2)	26.2%

GLOBAL IP COM CORP. 800 BRICKELL AVENUE SUITE 900 MIAMI, FL 33131	4,632,000 common shares(3)	12.8%

MEDAN MANAGEMENT CORP C/O S A MANN FCA CHARTERED ACCOUNTANT 241 MAIDA VALE LONDON, ENGLAND W91QJ	2,925,521 common shares(4)	8.1%

NATIONAL BANK FINANCIAL C/O DACHA CAPITAL INC 1801 MCGILL COLLEGE AVENUE, SUITE 1260 MONTREAL, PQ CANADA H3A 2N4	3,000,000 common shares(5)	8.3%
SERGE DOYON, PRESIDENT OF VECTORIA AND MEMBER OF THE BOARD OF DIRECTORS C/O 14 PLACE DU COMMERCE. MONTREAL, QUEBEC, CANADA H3E 1T5	1,600,000 shares held indirectly (6)	4.6%
MICHEL PENSIVY, VICE PRESIDENT - NETWORK MARKETING C/O 14 PLACE DU COMMERCE. MONTREAL, QUEBEC, CANADA H3E 1T5	40,769 shares held directly	--%
CARL DELISLE, VICE PRESIDENT - SYSTEMS INTEGRATION C/O 14 PLACE DU COMMERCE. MONTREAL, QUEBEC, CANADA H3E 1T5	206,040 shares held directly (8)	--%
RICHARD ST. JULIEN, MEMBER OF THE BOARD OF DIRECTORS C/O 14 PLACE DU COMMERCE. MONTREAL, QUEBEC, CANADA H3E 1T5	-0-	--%
RICHARD NEAL, MEMBER OF THE BOARD OF DIRECTORS C/O 14 PLACE DU COMMERCE. MONTREAL, QUEBEC, CANADA H3E 1T5	-0-	--%
All Officers and Directors as a Group	1,946,809	5.35%

(1) Dacha Capital Inc.'s is a public Company held by more than 50 shareholders in the province of Québec. For purposes of this Information Statement, the control person of Dacha Capital is deemed to be Jean-Guy Lambert.

3 and 4

(2) Filton International's beneficial owner is Henri Baudet.
(3) Global IP Com Corp.'s beneficial owner is Tulio Ocampo
(4) Medan Management Corp.'s beneficial owners is Sidney Mann.
(5) National Bank Financial's beneficial owner is Dacha Capital Inc.
(6) Includes options for 100,000 shares which are currently exercisable.
(7) Includes options for 100,000 shares which are currently exercisable.

CHANGES IN CONTROL

On November 13, 2001, Filton International Ltd. ("Filton") acquired control of Vectoria Inc. (the "Registrant", formerly Vanadium International, Inc.) through transactions completed with the Registrant and with Medan Management Corp. ("Medan"), the then controlling shareholder of the Registrant. Pursuant to an agreement dated as of October 2, 2001 between the Registrant and Filton (the "Share Exchange Agreement"), the Registrant issued to Filton 13,000,000 shares of common stock in the capital of the Registrant ("Common Shares") at a deemed value of U.S.$0.90 per share in exchange for Filton's transfer to the Registrant of all of the issued and outstanding shares in the capital of Vectoria, Inc. ("Vectoria"), a Delaware corporation. Pursuant to an agreement dated as of October 2, 2001 between Medan and Filton (the "Share Transfer Agreement"), Filton concurrently acquired 11,100,000 Common Shares from Medan in consideration for Filton transferring Vectoria to the Registrant. As a result of the completion of these transactions, Filton acquired beneficial ownership of a total of 24,100,000 Common Shares representing 70.6% of the then 34,156,000 issued and outstanding Common Shares.

The following also occurred in connection with the change of control of the Registrant to Filton and the Registrant's acquisition of Vectoria:

1. The name of the Registrant was changed from "Vanadium International, Inc." to "Vectoria Inc.", effective November 14, 2001 further to a resolution consented to in writing by the majority shareholder of the Registrant, as permitted by Nevada law and the Registrant's Bylaws. In connection with the Registrant's name change, the new CUSIP number for the Common Shares is 92240A 10 4. The Common Shares also commenced quotation on the NASD OTC Bulletin Board under the new ticker symbol "VTOR" effective November 19, 2001.

2. Effective November 13, 2001, Dennis LaPrairie resigned as President, Secretary, Treasurer and a director of the Registrant and George Weinstein resigned as a director of the Registrant. Pursuant to the Bylaws of the Registrant, as amended, Serge Doyon, Michel Plante and Richard St-Julien were appointed as directors of the Company to fill the three director vacancies created by the two director resignations and the effective increase of the authorized number of directors from three (3) to four (4) approved by directors' resolution.

DIRECTORS, EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES OF THE CORPORATION AND ITS SUBSIDIARIES:

Serge Doyon, Chairman of the Board, President and CEO

Serge Doyon, a Bachelors of Arts (Laval University), Bachelor of Business Administration (Montreal University) and holder of an MBA (Montreal University), has been working in Telecommunications since 1969. At Bell Canada for 12 years, he has been successively responsible, in Quebec Region, for Sales Management, Market Management, Marketing Research, Promotional Activities and Portfolio Management. In 1981, he founded Incotel Communication Systems Inc. and assumed its leadership. In 1998, telephony operations of Incotel were acquired by Groupe Videotron Ltée. Serge Doyon has been involved with Vectoria inc. as a consultant, since May of 2001. He has joined the company as President and CEO as of November 2001.

Richard Neal, Director

Richard Neal is a Bachelor of Business Administration (Ryerson University) has been working in Telecommunications for over 25 years. He has been Director of Sales, Eastern Region and International Sales at Tie Canada, a telephone system manufacturer located in Markam, Ontario; Executive Vice-President of Muxlab, a data equipment manufacturer located in Montreal; Director of Agency Sales for Callnet, a long distance reseller (Now Sprint Canada), where he deployed the Agents network; and Vice-President, Mergers, Acquisitions and Strategic Alliances at M3I, A Quebec Hydro subsidiary engaged in power outages management systems; Vice-President, Marketing and Business Development at Cycom International, a hardened vehicular computers manufacturer. From 1998 to 2001, he performed the task of Vice-President - Merchant Banking at Norshield Financial Group of Montreal. He has been a Director of the company since the end of 2001.

Richard St-Julien, Director

Mr. St-Julien has a Bachelor of Law degree from the University of Ottawa. He practices Commercial and International Law since 1992. He has been a senior partner since and is involved in numerous business ventures as entrepreneur. He has recently moved to Montreal and specialize in International Business Law, and securities law with strategic partners in western Canada and the USA. He is currently acting as intern legal advisor and corporate secretary.

Michel Pensivy, Vice-President - Network Marketing

Michel Pensivy graduated from McGill University as a bachelor of Mechanical Engineering with a specialty in Aeronautics. He worked for Pratt & Whitney Canada as a test engineer before his career shifted, 20 years ago, to relationship marketing. He has built large organizations of many thousand members worldwide, including Canada, the United States, Australia, the United Kingdom, France, and Germany and has reached the highest levels in several companies such as Shaklee, Jewelway and Excel Communications. In the process, he has become one of the most sought after professional speaker in the industry, often gathering audiences of up to 5,000 people. Mr. Pensivy has joined the company as of November 2001.

LEGAL ACTIONS

There are no legal actions pending or outstanding with respect to any of the directors and/or officers of the Corporation.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The following represents each person who did not file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years:
Name	Reporting Person	Form 3/# of transactions	Form 4/# of transactions	Form5/# of transactions
Serge Doyon	President, Chairman of the Board and CEO	N/A	N/A	N/A
Michel Pensivy	Vice-President-Network Marketing	N/A	N/A	N/A
Richard Neal	Member of the Board of Directors	N/A	N/A	N/A
Richard St-Julien	Member of the Board of Directors	N/A	N/A	N/A

 MEETINGS AND COMMITTES OF THE BOARD OF DIRECTORS

The business of the Corporation is managed under the direction of the Board of Directors. The Board of Directors meets on a monthly basis to review significant developments affecting the Corporation and to act on matters requiring Board approval. All matters that require Board approval are acted on by majority of the members of the board. The Board of Directors met six times during 2001. All of the members of the Board attended each of the meetings.

The Corporation does not have any written employment agreements or standard compensation arrangements for its directors.

The Board of Directors does not have an audit, compensation or nominating committee. The functions customarily attributable to those committees are performed by the Board of Directors as a whole.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following summary compensation table sets forth certain information regarding the compensation paid during each of the Corporation's last three fiscal years to the Corporation's President. No other executive officer's total annual salary and bonus exceeded $100,000.00 during such years and thus no information regarding any other officers' compensation is required to be disclosed herein for the periods indicated.

SUMMARY COMPENSATION TABLE
ANNUAL COMPENSATION					LONG TERM COMPENSATION
					AWARDS		PAYOUTS
Name and Principal Position	Year	Salary	Bonus	Other Annual Compen-sation	Restricted Stock Awards	Securities Under-lying Options/ SARS	LTIP Pay-outs	All Other Compen-sation
Serge Doyon	2001	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Denis Laprairie	1999-2001	-0-	-0-	-0-	-0-	-0-	-0-	-0-

COMPENSATION OF DIRECTORS

The Corporation does not pay non-officer directors for their services as such, nor does it pay any director's fees for attendance at meetings. Directors are reimbursed for any expenses incurred by them in their performance as directors.

OVERVIEW

The Company was incorporated in the State of Nevada on August 24, 1998 under the name of U.S. Vanadium, Inc., operating from that date as a natural resource company engaged in the acquisition, exploration, and development of certain resource properties in the State of Nevada. The Company changed its name to Vanadium International, Inc. on February 24, 1999 and explored possible high-tech industry ventures with several groups while continuing to explore the feasibility of exploiting vanadium deposits on its properties. On November 13, 2001, the Company acquired all of the issued and outstanding shares in the capital of Vectoria, Inc., a provider of Internet Protocol ("IP") telephony services incorporated in the State of Delaware on October 1, 2000, which also operated three retail electronics stores and provided consumer credit services.

The Company subsequently changed its name to Vectoria Inc. as of November 14, 2001 and discontinued its former natural resource business in order to pursue and develop the IP telephony business of its newly acquired wholly owned subsidiary. Accordingly, retail electronics store and consumer credit operations of our subsidiary were also discontinued and sold to a third party as of December 31, 2001.

Vectoria operates its businesses through a series of subsidiaries. Vectoria owns a Delaware corporation with the same name that operates as a holding company and owns Vectoria Corp., which is also a holding company, which owns 2 subsidiaries: Vectoria Mobilite, which is inactive, and Vectoria Telecommunication. Vectoria Telecommunication has one wholly-owned subsidiary and three divisions. The wholly-owned subsidiary is Vectoria.biz Inc. and the three divisions are: Vectoria Telephonie IP, SmartNet and Communications Prolan.

Vectoria Telephonie IP is responsible for the IP service exploitation and sales to commercial clients. SmartNet is a local ISP provider in Montreal, Canada. Communications Prolan is the technical arm for IP service as well as a computer integration/security unit. Vectoria.biz Inc. will be responsible for the retail distribution of IP service.

Our principal executive offices are located at 14 Place du Commerce, Suite 350, Montreal, Quebec, H3E 1T5, and our telephone number is (514) 448-6000. As used in this Annual Report, the terms "we," "Vectoria" and the "Company" refer to Vectoria Inc. and its subsidiaries.

We are a development-stage company engaged in providing Internet (IP) telephony services. During the year ended December 31st 2001, we engaged principally in the deployment of our IP telephony network infrastructure in 15 locations across Canada.

On November 13, 2001, Filton International Ltd. ("Filton") acquired control of the Company through transactions completed with the company and with Medan Management Corp. ("Medan"), the Company's then controlling shareholder. Pursuant to a share exchange agreement dated as of October 2, 2001 between the Company and Filton, the Company acquired all of the outstanding shares of Vectoria, Inc., a provider Internet (IP) telephony services, in consideration of the issue of 13,000,000 shares of its common stock to Filton at a deemed value of U.S.$0.90. Pursuant to a share transfer agreement also dated as of November 13, 2001 between Medan and Filton, Filton concurrently acquired 11,100,000 common shares of the Company from Medan. As a result of the completion of these transactions, Filton acquired beneficial ownership of a total of 24,100,000 common shares representing 70.6% of the Company's then 34,156,000 issued and outstanding common shares. The acquisition of Vectoria, Inc. by the Company was accordingly accounted for using the purchase method of accounting, and include the results the year ending December 31, 2001 for the Company and also include the operating results of its subsidiaries from the date of acquisition to December 31, 2001.

The Company changed its name to Vectoria Inc. as of November 14, 2001, discontinued its former natural resource business in order to pursue and develop the IP telephony business of its newly acquired wholly owned subsidiary. Accordingly, retail electronics store and consumer credit operations of our subsidiary were also discontinued and sold to a third party as of December 31, 2001.

As we have been principally engaged in the deployment of the network components and infrastructure required to provide our IP telephony service, we have therefore to date recorded no significant revenue from the sale of such services. Although the Company currently serves an increasing number of users of its service, on a trial basis, there can be no assurance that we will be successful in generating revenue from existing users, nor that we will be able to attract and retain other users who will pay for our service.

The operation, development and expansion of our business requires that we continue to cultivate alliances with managed IP back-bone network operators, IP telephony technology suppliers, third party resellers and distributors, and that we make ongoing investments in capital equipment, human resources, advertising, marketing, and customer support. As more fully discussed below, in this Management's Discussion section of this Report, the Company has never been profitable, and has not generated significant revenues from its IP telephony service. Vectoria cannot predict its revenue levels for the next 12 months, or thereafter, nor when, or if, its operations will become profitable.

At present, based on current operations, the Company does not have sufficient cash and liquid assets to satisfy its cash requirements on a monthly basis. While the Company does generate revenue from its IP telephony services on a monthly basis, these proceeds are not sufficient to meet the Company's current monthly operating expenses. The Company's expenses will continue to increase as it increases its marketing and sales efforts, and continues to operate and maintain its current IP telephony network. The Company will require approximately $2.2 million in additional financing to cover its anticipated overhead and operational needs for the upcoming twelve month period. The Company's expenses will continue to increase as it further develops its service, and increases its marketing and sales efforts. Vectoria will require additional financing, both for fiscal 2002 and thereafter, to continue to operate and expand its business. The Company has identified a number of sources for this purpose, however, no funding commitment has been received as of the date of this Report. There is no assurance that such financing will be available on commercially reasonable terms, if at all.

Option/SAR Grants During the Most Recently Completed Financial Year.
NAME OF OPTIONEE	SECURITIES UNDER OPTIONS/SARS GRANTED (#)	% OF TOTAL OPTIONS/SARS GRANTED IN FINANCIAL YEAR	EXERCISE OR BASE PRICE ($/SECURITY)

Serge Doyon, President and Director	500,000	100%	$0.75

Michel Pensivy Vice-President	200,000	100%	$0.75

Michel Plante, Vice president anddirector	200,000	100%	$0.75

Richard St-Julien, Director	200,000	100%	$0.75

Aggregated Option/SAR Exercises During The Most Recently Completed Financial Year and Financial Year-End Option/SAR Values.
NAME OF OPTIONEE	SECURITIES ACQUIRED ON EXERCISE (#)	AGGREGATE VALUE REALIZED ($)	UNEXERCISED OPTIONS/SAR FINANCIAL YEAR END (#) EXERCISABLE/ UNEXERCIABLE
Serge Doyon, President and Director	Nil	Nil	187,500 Exercisable / 312,500 Unexercisable

Michel Pensivy Vice-President	Nil	Nil	75,000 Exercisable / 125,000 Unexercisable

Michel Plante, Vice-President/CFO, Director	Nil	Nil	50,000 Exercisable / 150,000 Unexercisable

Richard St-Julien, Director	Nil	Nil	75,000 Exercisable / 125,000 Unexercisable

No stock options were exercised by directors, officers, employees and consultants during the year ended December 31, 2001. No pension plan or retirement benefit plans have been put in place by the Corporation to date.

QUORUM AND VOTING

In an election of directors, that number of candidates equaling the number of directors to be elected having the highest number of votes cast in favor of their election, are elected to the Board of Directors of the Corporation (the "Board of Directors"), provided a quorum is present. Votes may be cast or withheld with respect to the Proposal to elect three members of the Board of Directors for terms expiring at the Corporation's Annual Meeting of Shareholders in 2003. Votes that are withheld will be counted toward a quorum, but will be excluded entirely from the tabulation for such Proposal and, therefore, will not affect the outcome of the vote on such Proposal.

Record holders of our Common Stock may cast one vote for each director nominated for office and one vote for each other Proposal for each share held of record at the close of business on July 5th, 2002.

Approval of the matters before the meeting requires the affirmative vote of a majority of the votes cast by shareholders present at the meeting in person or by proxy.

ELECTION OF DIRECTORS

The current Board of Directors has fixed the number of authorized directors at three. Thus, there are three directors to be elected for terms expiring at the Corporation's Annual Meeting of Shareholders in 2003 or until their successors have been elected and qualified. It is intended that the names of the persons indicated in the following table will be placed in nomination. Each of the nominees has indicated his willingness to serve as a member of the Board of Directors if elected; however, if any nominee becomes unavailable for election to the Board of Directors for any reason not presently known or contemplated, a substitute may be nominated and elected.

The nominees, each of whom have served as a Director of the Corporation during 2001, are as follows:
Name	Age	Position
Serge Doyon	58	President and Director
Richard Neal	50	Director
Richard St-Julien	33	Director

2001 Performance Highlights:

2001 was a year of tremendous change for Vectoria. We successfully transitioned our business to that of an IP telephony service provider. In 2001 we:

- completed the acquisition of all of the outstanding shares of our subsidiary Vectoria, Inc., in a reverse takeover transaction;

- discontinued our natural resources business, our retail electronics store operations and our consumer credit business, to focus on providing our IP telephony services;

- deployed our Vectoria IP network across Canada, serving 450 municipalities in 7 provinces where 70% of all Canadian business phone numbers are situated;

- made alliances with a major managed fiber-optic IP back-bone network operator, as well a with IP telephony technology providers;

- installed IP gateway facilities in 15 major Canadian cities;

- introduced our unique "Extended Local Call Area" service where all communications are local, thereby eliminating toll or long-distance charges;

- introduced our unique "Foreign Exchange Number" service, providing our users with a low-cost quality alternative to conventional 800-number service;

- recruited * business customers in various cities in Canada, who currently use our service on a trial basis and providing us with useful feed-back and information;

- completed the reorganization of our subsidiaries in order to streamline our cost structure, increase management efficiency and position our company to achieve sustainable growth;

Results of Operations for the Year Ended December 31, 2001

Net Revenue. Our IP telephony service revenue is primarily derived from monthly customer subscription fees. During 2001, we recorded no significant revenue from our IP telephony service. The company's net revenue of $87,765 for the year ended December 31 2001, is attributable to the Company's ISP and computer integration businesses.

Operating expenses Cost of Goods Sold. Our Operating expenses are comprised primarily of High Speed Internet access and other expenses associated with telecommunications. Operating expenses were $91,141 in 2001. We expect operating expenses to increase due to the operations of the IP back-bone network usage increasing with revenues from the IP telephony services.

General and Administrative Expenses. General and Administrative expenses include salary, payroll tax and benefit expenses and related costs for general corporate functions, including executive management, finance and administration, legal and regulatory, facilities, information technology and human resources. Administrative expenses increased were $214,115 in 2001. We expect administrative expenses to increase as the IP telephony develops over the next year.

Amortization Expenses. Amortization expenses were $14,490 in 2001, recorded mainly against certain capital assets. We expect amortization expenses to increase as computer equipment under capital leases will be in use for the operations of the IP telephony services.

Liquidity and Capital Resources. Our principal capital resources and liquidity needs historically have related to the development of our network infrastructure, our sales and marketing activities, and general capital needs. Our capital needs have been met, in large part, from the proceeds of issuance of capital stock, various credit facilities, including vendor capital leases and other equipment financings, and loans from our principal shareholder.

Net cash provided by financing activities was $863,097 for the year ended December 31, 2001 Net cash used in operating activities was $220,537 for the year ended December 31, 2001. Cash used in operating activities for all periods resulted from net losses which were partially offset by increases in accounts payable, accrued liabilities and amortization.

Net cash used in investing activities was $734,994 for the year ended December 31, 2001 Cash used in investing activities was primarily related to purchases of capital assets.

Equipment Leasing and Financing. We lease equipment from various vendors under lease agreements. Each of the equipment leases specifies its own term, rate and payment schedule, depending upon the value and amount of equipment leased.

Revolving Line of Credit. The Company currently has no line of credit with its bank.

OTHER BUSINESS

We do not know of any other item of business that may come before the meeting, except a motion to adjourn. If at the meeting a sufficient number of votes are not cast to adopt one or more of the items proposed for adoption, the persons named in the accompanying form of proxy may vote to adjourn the meeting to another specific date and time.

SHAREHOLDERS PROPOSALS

Shareholders may submit proposals on matters appropriate for shareholder action at subsequent annual meetings of the Corporation consistent with Rule 14a-8 promulgated under the Securities Exchange Act of 1934. For such proposals to be considered for inclusion in the Proxy Statement and Proxy or Information Statement for the 2003 Annual Meeting of Shareholders, such proposals must be received by the Corporation no later than March 22, 2003. Such proposals should be directed to Vectoria Inc., 14 Place du Commerce, bur. 350, Montreal Quebec, H3C 1T5 to the Attention of: Mr. Richard St-Julien, Secretary.

ANNUAL REPORT

Shareholders may request a copy of our Annual Report on Form 10-KSB for the year ended December 31, 2001 and as filed with the Securities and Exchange Commission, by contacting us at (514) 448-6000.

By order of the Board of Directors

/s/ Serge Doyon
 Serge Doyon - President